Exhibit 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED

SENIOR SECURED REVOLVING CREDIT AND GUARANTY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is made and entered into on April 5, 2011, by and among EURAMAX INTERNATIONAL, INC., a Delaware corporation (individually and in its capacity as the representative of the other Borrowers pursuant to Section 2.18 of the Credit Agreement, “Euramax”), AMERIMAX HOME PRODUCTS, INC., a Delaware corporation (“AHP”), AMERIMAX BUILDING PRODUCTS, INC., a Delaware corporation (“ABP”), BERGER BUILDING PRODUCTS, INC., a Pennsylvania corporation (“BBP”), FABRAL, INC., a Delaware corporation (“Fabral”), and AMP COMMERCIAL, INC., a Delaware corporation formerly known as Gutter Suppliers, Inc. (“AMP”), as borrowers thereunder (being referred to collectively as “Borrowers,” and individually as a “Borrower”), and EURAMAX HOLDINGS, INC., a Delaware corporation (“Holdings”), AMERIMAX FABRICATED PRODUCTS, INC., a Delaware corporation (“AFP”), AMERIMAX FINANCE COMPANY, INC., a Delaware corporation (“AFC”), BERGER HOLDINGS, LTD, a Pennsylvania corporation (“BHL”), FABRAL HOLDINGS, INC., a Delaware corporation (“Fabral Holdings”), AMERIMAX RICHMOND COMPANY, an Indiana corporation (“Richmond”), and AMERIMAX UK, INC., a Delaware corporation (“Amerimax UK”), as guarantors thereunder (being referred to collectively as “Guarantors,” and individually as a “Guarantor”; Borrowers and Guarantors are collectively referred to herein as “Obligors” and individually as an “Obligor”); REGIONS BANK, an Alabama banking corporation, in its capacity as collateral and administrative agent (together with its successors in such capacity, “Agent”) for various financial institutions (together with their respective successors and permitted assigns, the “Lenders”) party from time to time to the Credit Agreement (as defined below); and the Lenders.

Recitals:

Agent, the Lenders, and Obligors are parties to that certain Amended and Restated Senior Secured Revolving Credit and Guaranty Agreement dated March 18, 2011 (as at any time amended, modified, restated, or supplemented, the “Credit Agreement”), pursuant to which Agent and the Lenders have made certain extensions of credit and other financial accommodations to Borrowers.

Agent, the Lenders and Obligors, have agreed to amend the Credit Agreement, subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.             Definitions.  All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

2.             Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)           By deleting clauses (a), (b), (c), (d), and (e) of Section 5.1 of the Credit Agreement, and by substituting in lieu thereof the following new clauses (a), (b), (c), (d), and (e):

5.1          Financial Statements and Other Reports.  Each Credit Party will deliver to Agent and Lenders:

(a)           Monthly Reports.  As soon as available, and in any event within forty-five

(45) days after the end of each of the first two months of each Fiscal Quarter and of the last month of each Fiscal Year ending after the Closing Date, (i) the consolidated balance sheet of Holdings and its Subsidiaries as at the end of such month and the related consolidated statements of operations of Holdings and its Subsidiaries, and (ii) at Agent’s request, the consolidating balance sheets of Holdings and its Subsidiaries as at the end of such month and the related consolidating statements of income of Holdings and its Subsidiaries for such month and for the period from the beginning of the then current Fiscal Year to the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, to the extent prepared on a monthly basis, all in reasonable detail, together with a Financial Officer Certification with respect thereto;

(b)           Quarterly Financial Statements.  As soon as available, and in any event within forty-five (45) days after the end of each of the first three Fiscal Quarters of each Fiscal Year, (i) the consolidated balance sheets of Holdings and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated statements of operations, changes in equity and cash flows of Holdings and its Subsidiaries, and (ii) the consolidating balance sheets of Holdings and its Subsidiaries, as at the end of such Fiscal Quarter and the related consolidating statements of income and cash flow of Holdings and its Subsidiaries, for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, all in reasonable detail, together with a Financial Officer Certification and a Narrative Report with respect thereto; provided, however, that notwithstanding the foregoing, the obligation to deliver quarterly financial statements under Section 5.1(b) above may be satisfied by Borrowers furnishing to Agent Holdings’ and its Subsidiaries’ Form 10-Q filed with the SEC, if so published;

(c)           Annual Financial Statements.

(i)            As soon as available, and in any event within ninety (90) days after the end of each Fiscal Year, beginning with Fiscal Year 2011, (A) the consolidated balance sheets of Holdings and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of operations, changes in equity and cash flows of Holdings and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the Financial Plan for the Fiscal Year, in reasonable detail, together with a Financial Officer Certification and a Narrative Report with respect thereto; and (B) with respect to such consolidated financial statements a report thereon of Ernst & Young LLP or other independent certified public accountants of recognized national standing selected by Holdings, and reasonably satisfactory to Agent, which report shall be unqualified as to going concern and scope of audit, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP together with (1) a certificate of such independent certified public accounting firm stating that in the course of the audit of the consolidated financial statements of Holdings and its

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Subsidiaries, such independent certified public accounting firm has obtained no knowledge that a Default or Event of Default has occurred and is continuing, or, if in the opinion of such accounting firm, a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and (2) a schedule, in form satisfactory to the Agent, of the computations used by such accountants in determining, as of the end of the Fiscal Year, Holdings’ compliance with all financial covenants contained herein; provided, however, that notwithstanding the foregoing, the obligation to deliver annual financial statements under Section 5.1(c) above may be satisfied by Borrowers furnishing to Agent Holdings’ and its Subsidiaries’ Form 10-K filed with the SEC, if so published;

(ii)           As soon as available, and in any event within ninety (90) days after the end of each Fiscal Year, beginning with Fiscal Year 2011, the unaudited consolidating balance sheets and the related unaudited statements of income of Holdings and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year, all in reasonable detail, together with a Financial Officer Certification with respect thereto;

(d)           Compliance Certificate.  Together with each delivery of financial statements of Holdings and its Subsidiaries, and of the Consolidated Borrowers, pursuant to Sections 5.1(a), 5.1(b) and 5.1(c), a duly executed and completed Compliance Certificate;

(e)           Statements of Reconciliation after Change in Accounting Principles.  If, as a result of any change in accounting principles and policies from those used in the preparation of the Historical Financial Statements, the consolidated financial statements of Holdings and its Subsidiaries, and of the Consolidated Borrowers, delivered pursuant to Section 5.1(a), 5.1(b) or 5.1(c) will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles been made, then, together with the first delivery of such financial statements after such change, one or more statements of reconciliation for all such prior financial statements in form and substance satisfactory to Agent;

(b)           By deleting Schedule 6.1 to the Credit Agreement, and by substituting the new Schedule 6.1 attached to this Amendment.

3.             Ratification and Reaffirmation.  Each Obligor hereby ratifies and reaffirms the Obligations, each of the Credit Documents and all of such Obligor’s covenants, duties, indebtedness and liabilities under the Credit Documents.

4.             Acknowledgments and Stipulations.  Each Obligor acknowledges and stipulates that the Credit Agreement and the other Credit Documents executed by such Obligor are legal, valid and binding obligations of such Obligor that are enforceable against such Obligor in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Obligor); the security interests and Liens granted by such Obligor in favor of Agent are duly perfected, first priority security interests and liens with respect to the ABL Priority Collateral; and as of the open of business on April 5, 2011, the unpaid principal amount of the Loans totaled $15,000,000.

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5.             Representations and Warranties.  Each Obligor represents and warrants to Agent and the Lenders, to induce Agent and the Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of such Obligor and this Amendment has been duly executed and delivered by such Obligor; and all of the representations and warranties made by such Obligor in the Credit Agreement are true and correct on and as of the date hereof.

6.             Reference to Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

7.             Breach of Amendment.  This Amendment shall be part of the Credit Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

8.             Expenses of Agent.  Obligors agree to pay, on demand, all reasonable costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any other Credit Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

9.             Effectiveness; Governing Law.  This Amendment shall be effective upon acceptance by Agent in Atlanta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of New York.

10.          Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

11.          No Novation, etc.  Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Credit Documents, each of which shall remain in full force and effect.  This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

12.          Counterparts; Telecopied Signatures.  This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.  Any manually executed signature page to this Amendment delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

13.          Further Assurances.  Each Obligor agrees to take such further actions as Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

14.          Section Titles.  Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

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15.          Waiver of Jury Trial.  To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.

BORROWERS:

EURAMAX INTERNATIONAL, INC.

By:	/s/ R. Scott Vansant
R. Scott Vansant, Chief Financial Officer

AMERIMAX HOME PRODUCTS, INC.

By:	/s/ R. Scott Vansant
R. Scott Vansant, Chief Financial Officer

AMERIMAX BUILDING PRODUCTS, INC.

By:	/s/ R. Scott Vansant
R. Scott Vansant, Chief Financial Officer

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First Amendment to Amended and Restated Senior Secured Revolving Credit and Guaranty Agreement

BERGER BUILDING PRODUCTS, INC.

By:	/s/ R. Scott Vansant
R. Scott Vansant, Chief Financial Officer

FABRAL, INC.

By:	/s/ R. Scott Vansant
R. Scott Vansant, Chief Financial Officer

AMP COMMERCIAL, INC.

By:	/s/ R. Scott Vansant
R. Scott Vansant, Chief Financial Officer

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First Amendment to Amended and Restated Senior Secured Revolving Credit and Guaranty Agreement

GUARANTORS:

EURAMAX HOLDINGS, INC.

By:	/s/ R. Scott Vansant
R. Scott Vansant, Chief Financial Officer

AMERIMAX FABRICATED PRODUCTS, INC.

By:	/s/ R. Scott Vansant
R. Scott Vansant, Chief Financial Officer

AMERIMAX FINANCE COMPANY, INC.

By:	/s/ Mitchell Lewis
Mitchell Lewis, President and Chief Executive Officer

BERGER HOLDINGS, LTD

By:	/s/ R. Scott Vansant
R. Scott Vansant, Chief Financial Officer

FABRAL HOLDINGS, INC.

By:	/s/ R. Scott Vansant
R. Scott Vansant, Chief Financial Officer

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First Amendment to Amended and Restated Senior Secured Revolving Credit and Guaranty Agreement

AMERIMAX RICHMOND COMPANY

By:	/s/ R. Scott Vansant
R. Scott Vansant, Chief Financial Officer

AMERIMAX UK, INC.

By:	/s/ R. Scott Vansant
R. Scott Vansant, Chief Financial Officer

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First Amendment to Amended and Restated Senior Secured Revolving Credit and Guaranty Agreement

LENDERS:

REGIONS BANK

By:	/s/ Linda Harris
Linda Harris, Senior Vice President

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First Amendment to Amended and Restated Senior Secured Revolving Credit and Guaranty Agreement

WELLS FARGO CAPITAL FINANCE, LLC

By:	/s/
Title: Vice President

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First Amendment to Amended and Restated Senior Secured Revolving Credit and Guaranty Agreement

AGENT:

REGIONS BANK, as Agent

By:	/s/ Linda Harris
Linda Harris, Senior Vice President

Schedule 6.1

Certain Indebtedness

Intercompany Indebtedness:

Lender	Debtor	Principal Amount
Amerimax Fabricated Products, Inc.	Euramax Holdings Limited	£1,776,012.00; current £0
Amerimax UK, Inc.	Ellbee Limited	£440,370.88
Euramax International, Inc.	Euramax International Holdings, B.V.	$66,941,773.19
Euramax International, Inc.	Gaula Holding B.V.	$215,000,000.00

Third Party Promissory Notes:

Lender	Debtor	Principal Amount
Amerimax Building Products, Inc.	Qualitex, Inc.	$575,000

Guaranties:

Guaranty dated as of March 25, 2008 by and among Euramax International Inc., John Kurkis, Richard Taylor, Steven Wade, Paul Williams and Peter Burr, as trustees of the Euramax UK Pension Plan.